Exhibit 10.47

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

EXECUTION VERSION

AMENDMENT NUMBER TWO

to the

SECOND AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT

Dated as of July 5, 2019,

between

CALIBER HOME LOANS, INC., as Seller

and

CITIBANK, N.A., as Buyer

This AMENDMENT NUMBER TWO (this “Amendment Number Two”) is made this 18th day of September, 2019 between CALIBER HOME LOANS, INC. (the “Seller”) and CITIBANK, N.A. (“Buyer”), to the Second Amended and Restated Master Repurchase Agreement, dated as of July 5, 2019, between the Seller and Buyer, as such agreement may be further amended from time to time (the “Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

RECITALS

WHEREAS, Seller and Buyer have agreed to amend the Agreement as more specifically set forth herein; and

WHEREAS, as of the date hereof, Seller represents to Buyer that except as otherwise consented or waived by Buyer in writing, Seller is in full compliance with all of the terms and conditions of the Agreement and each other Program Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Program Document.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1. Amendments. Effective as of August 31, 2019 (the “Amendment Effective Date”), the Agreement is hereby amended as follows:

(a) Section 12 of the Agreement is hereby amended by deleting Section 12(p) in its entirety and replacing it with the following (bold and underlined language evidence changes):

(p) Leverage Ratio; Liquidity; Tangible Net Worth. (A) The ratio of Seller’s Total Indebtedness to Tangible Net Worth is not greater than (i) between August 31, 2019 and December 31, 2019, [***], and (ii) at all other times, [***], (B) Seller has Liquidity in an amount equal to not less than $[***], (C) Seller’s Tangible Net Worth exceeds $[***], and (D) Seller’s Net Income before income taxes is equal to or greater than [***] for at least one (1) of the previous (2) consecutive calendar quarters.

(b) Section 13 of the Agreement is hereby amended by deleting Section 13(p) in its entirety and replacing it with the following (bold and underlined language evidence changes):

(p) Financial Covenants. Seller shall comply with the following financial covenants: (A) the ratio of Seller’s Total Indebtedness to Tangible Net Worth shall not be greater than (i) for the period between August 1, 2019 and December 31, 2019, [***] and (ii) at all other times, [***], (B) Seller shall maintain Liquidity at all times in an amount equal to not less than $[***], (C) Seller’s Tangible Net Worth shall at all times be greater than $[***], and (D) Seller’s Net Income before income taxes shall be equal to or greater than [***] for at least one (1) of the previous (2) consecutive calendar quarters.

(c) The Agreement is hereby amended by deleting Exhibit A thereto in its entirety and replacing it with Annex A attached hereto.

SECTION 2. Defined Terms. Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Agreement.

SECTION 3. Condition Precedent. It is a condition precedent to the effectiveness of this Amendment Number Two that Seller shall have delivered to Buyer a certification that it has entered into similar amendments increasing the Leverage Ratio financial covenant to [***] with all of its other counterparties that calculate Seller’s Tangible Net Worth in the related repurchase agreement, loan and security agreement or similar credit facility for borrowed funds in a similar manner as such term is defined in the Agreement. This Amendment Two shall be ineffective to the extent that any such amendments have not been executed and evidence thereof provided to Buyer.

SECTION 4. Fees and Expenses. Seller agrees to pay to Buyer all reasonable out of pocket costs and expenses incurred by Buyer in connection with this Amendment Number Two (including all reasonable fees and out of pocket costs and expenses of the Buyer’s legal counsel) in accordance with Sections 23 and 25 of the Agreement.

SECTION 5. Representations. Seller hereby represents to Buyer that as of the date hereof, the Seller is in full compliance with all of the terms and conditions of the Agreement and each other Program Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Program Document.

SECTION 6. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (EXCEPT FOR SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL GOVERN).

SECTION 7. Counterparts. This Amendment Number Two may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

SECTION 8. Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment Number Two need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

[Signature Page Follows]

2

IN WITNESS WHEREOF, Seller and Buyer have caused this Amendment Number Two to be executed and delivered by their duly authorized officers as of the Amendment Effective Date.

CALIBER HOME LOANS, INC.,
(Seller)

By:	/s/ William Dellal
Name:	William Dellal
Title:	Chief Financial Officer

CITIBANK, N.A.
(Buyer and Agent, as applicable)

By:	/s/ Susan Mills
Name:	Susan Mills
Title:	Vice President

Amendment Number Two to Second A&R MRA

ANNEX A

EXHIBIT A

FORM OF [MONTHLY] [QUARTERLY] COMPLIANCE CERTIFICATION

In connection with the Second Amended and Restated Master Repurchase Agreement dated as of July 5, 2019, as amended, supplemented or otherwise modified (the “Agreement”), between Caliber Home Loans, Inc. (“Seller”) and Citibank, N.A. (“Buyer”), I, _______________, _______________ of Caliber Home Loans, Inc., do hereby certify that:

(i) Seller is in compliance with all provisions and terms of the Agreement;

(ii) no Default has occurred thereunder and no Default exists as of the date hereof;

(iii) there have not been any modifications to the Underwriting Guidelines that would require notice to Buyer under the Agreement;

(iv) all additional modifications to the Underwriting Guidelines since the date of the most recent disclosure to Buyer of any modification to the Underwriting Guidelines are set forth herein;

(v) (A) The ratio of Seller’s Total Indebtedness to Tangible Net Worth is not greater than [***] (B) Seller has Liquidity in an amount equal to not less than $[***], (C) Seller’s Tangible Net Worth exceeds $[***] and (D) Seller’s Net Income before income taxes is equal to or greater than [***] for at least one (1) of the previous (2) consecutive calendar quarters.

(vi) Servicer has at all times during the term of the Agreement remained an approved servicer in good standing to service mortgage loans for Fannie Mae and Freddie Mac;

(vii) Servicer has at all times during the term of the Agreement remained an approved mortgagee with the Department of Housing and Urban Development (“HUD”) pursuant to Section 203 of the National Housing Act and has remained an approved servicer with the Federal Housing Administration to service mortgage loans for HUD;

(viii) To the extent that any Loan subject to any Transaction hereunder is an FHA Loan, Seller is in good standing with the FHA as an FHA Approved Mortgagee;

(ix) To the extent that any Loan subject to any Transaction hereunder is a VA Loan, Seller is in good standing with the VA as a VA Approved Lender;

(x) To the extent that any Loan subject to any Transaction hereunder is a USDA Loan, Seller is in good standing with the Rural Housing Service as a Rural Housing Service Approved Lender;

[1]	This value should only be included for compliance certifications delivered between August 31, 2019 and December 31, 2019.

(xi) As at the end of [INSERT APPLICABLE MONTH/QUARTER/YEAR]:

(a) The Seller’s Tangible Net Worth is $____________.

(b) The ratio of Seller’s Total Indebtedness to its Tangible Net Worth is _________;

(c) The Liquidity of Seller is $____________________.

(d) Seller’s Net Income is _____________.

(e) Attached as Schedule I hereto are the calculations demonstrating Seller’s compliance with the Tangible Net Worth covenant, Seller’s compliance with the ratio of Indebtedness to Tangible Net Worth covenant, Seller’s compliance with the Liquidity Covenant and Seller’s compliance with the Profitability Covenant, each as set forth in Section 13(p) of the Agreement;

(f) Attached as Schedule II hereto is a list of any repurchase agreements, loan and security agreements, servicing advance facilities or similar credit facilities or agreements for borrowed funds in excess of $[***] entered into by Seller and any third party that have been terminated in the last thirty (30) Business Days or with respect to which the amount available for borrowing has been reduced;

(g) Attached as Schedule III hereto is a list of any repurchase agreements, loan and security agreements, servicing advance facilities or similar credit facilities or agreements for borrowed funds in excess of $[***] entered into by Seller and any third party and shall include the size of such facilities and the related termination date of such facilities;

(h) Seller has received ____ repurchase and indemnity requests from its third party investors (including any Agency) during the previous calendar month. The aggregate amount of all repurchase and indemnity requests delivered to Seller by its third party investors (including any Agency) during the previous calendar month is $______;

(i) The aggregate amount of all repurchase and indemnity claims paid by Seller to its third party investors (including any Agency) during the previous calendar month is $_______;

(j) As of the date hereof, the aggregate outstanding amount of all repurchase and indemnity obligations of Seller to its third party investors (including any Agency) is $________;

(k) The amount of Loan Loss Reserves of Seller is equal to $_________;

(l) Seller and Servicer have at all times during the previous calendar month maintained its status with (i) Ginnie Mae as an approved issuer, (ii) HUD, pursuant to Sections 203 and 211 of the National Housing Act, (iii) the FHA, as an FHA Approved Mortgagee and servicer, (iv) VA as a VA approved Lender, (v) Rural Housing Service as a Rural Housing Service Approved Lender and (vi) Fannie Mae and Freddie Mac as an approved seller/servicer and lender; and

(m) As of the date hereof, the “compare ratio” assigned to Seller by FHA under its “Neighborhood Watch” program is ______.

(n) The aggregate original principal balance of all Loans originated by Seller (i) during the prior calendar month is $______________ and (ii) since January 1, 201__ is $________________.

Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Agreement.

IN WITNESS WHEREOF, I have signed this certificate.

Date:                    , 201

CALIBER HOME LOANS, INC.

By:
Name:
Title:

SCHEDULE I

SCHEDULE II

NAME OF LENDER	TYPE	PREVIOUS SIZE ($)	CURRENT SIZE ($)	TERMINATION DATE

SCHEDULE III

NAME OF LENDER	TYPE	CURRENT SIZE ($)	MAXIMUM SIZE ($)	TERMINATION DATE